EXHIBIT 23.2
                                                                    ------------


                                DELOITTE & TOUCHE
                                  P.O. BOX 500
                                  201 DEANSGATE
                               MANCHESTER M60 2AT



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of BSP Onelink Inc. on Form S-8 of our report dated April 11, 2003 appearing in the Annual Report on Form 10-K of BSP Onelink Inc. for the year ended December 31, 2002.


/s/ Deloitte & Touche
---------------------------
DELOITTE & TOUCHE
Manchester, United Kingdom
3 July 2003